EXHIBIT 23.3

                          INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in this Registration Statement of Denbury Resources Inc. on Form S-3 of our report dated February 22, 2001, appearing in the Annual Report on Form 10- K of Denbury Resources Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


Dallas, Texas                                /s/ Deloitte & Touche LLP
March 20, 2001